UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2019 (May 7, 2019)

Commission File No. 333-177786

REBEL GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Florida	45-3360079
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

7500A Beach Road, Unit 12-313, The Plaza Singapore 199591	+6562941531
(Address of Principal Executive Offices and Zip Code)	(Registrant’s Telephone Number, Including Area Code)

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Benjamin Cher as a member of the Board of Directors

Effective May 7, 2019, the Board of Directors of Rebel Group, Inc. (the “Company”) appointed Mr. Benjamin Cher as a member of the Board of Directors.

Mr. Cher is a seasoned professional with more than 15 years of experience in banking, private equity, strategic planning and general management. He is the founder and the Chief Executive Officer of Aetius Capital, a Singapore-based private investment firm. Prior to Aetius Capital, Mr. Cher was a director at Credit Suisse and held senior roles at Temasek International. Before joining Temasek International, he was a member of the Singapore Administrative Service. Mr. Cher obtained his bachelor’s degree in Engineering from Imperial College London and a master’s degree of Science in Management Science & Engineering from Stanford University.

The Company and Mr. Cher entered into a Board of Directors Services Agreement on May 7, 2019 (the “Services Agreement”) in connection with his appointment as a member of the Board of Directors of the Company. Pursuant to the Services Agreement, Mr. Cher will be entitled to monthly fees of SGD $6,000 and 480,000 shares of common stock the Company to be issued in two installments. Mr. Cher may be eligible for an additional 720,000 shares of common stock the Company based upon certain conditions.

The foregoing description of Mr. Cher’s compensation as a member of the Board of Directors is qualified in its entirety by the complete text of the Services Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Exhibit

10.1	Board of Directors Services Agreement between the Company and Mr. Benjamin Cher, dated May 7, 2019

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 14, 2019	Rebel Group, Inc.

	By:	/s/ Aan Yee Leong, Justin
Aan Yee Leong, Justin
Chief Executive Officer

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